UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

October 18, 2007

CSMG TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	0-27359	74-2653437
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

500 North Shoreline Drive, Suite 701 North
Corpus Christi, TX 78471

(Address of principal executive offices) (Zip Code)

(361) 887-7546

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Unregistered Sales of Equity Securities.

On October 18, 2007 the Registrant (“CSMG”) sold to YA Global Investments, L.P. (f/k/a Cornell Capital Partners, LP) (“YA”) 535,267 shares of CSMG common stock as payment in full of all principal and interest in the amount of $374,686.79 owed by CSMG to YA under a promissory note dated March 24, 2005 issued by CSMG to YA. CSMG has no further indebtedness to YA. The above securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, to a person who is sophisticated in such transactions and who had knowledge of and access to sufficient information about CSMG to make an informed investment decision. The purchaser of these securities was aware that they were restricted securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSMG Technologies, Inc.

Date: October 19, 2007	By:	/s/ Donald S. Robbins
Donald S. Robbins
Chief Executive Officer